[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both not material and is the type that the registrant treats as private or confidential.

ADDENDUM NO. 2
to the
WHOLE ACCOUNT QUOTA SHARE REINSURANCE CONTRACT
Effective: July 1, 2020
(the “Contract”)
issued to
LEMONADE INSURANCE COMPANY
New York, New York
and
LEMONADE INSURANCE N.V.
Amsterdam, Netherlands
including any and/or all companies that are or may hereafter become affiliated therewith
(collectively the “Company”)
by
THE SUBSCRIBING REINSURER(S) IDENTIFIED
IN THE INTERESTS AND LIABILITIES AGREEMENT(S)
ATTACHED TO AND FORMING PART OF THE CONTRACT
(the “Reinsurer”)
Effective 12:01 a.m., Standard Time, July 1, 2021, with respect to losses occurring after that time and date, the following shall apply:
1.    Article 1 – Business Covered – is amended to read:
This Contract is to indemnify the Company in respect of the liability that may accrue to the Company as a result of loss or losses under all Policies written or renewed by the Company during the term of this Contract and classified by the Company as personal property insurance, personal liability insurance, including but not limited to auto insurance, and pet insurance, subject to the terms and conditions herein contained.
2.    Paragraph P. of Article 8 - Exclusions – is added:
P.    As respect business classified by the Company as auto insurance:

Liability, including all loss, cost or expense associated with the following classes and/or activities and known to the Company at time of binding:
1.    Motorcycles, motorized scooters, motorized bicycles, racing vehicles, all-terrain vehicles, and other off-the-road motorized vehicles.
2.    Operation or use of police, fire, and emergency vehicles, including ambulances.
3.    Vehicles which may be classified as “public vehicles.” For purposes of this exclusion “public vehicles” shall be defined as vehicles which are defined as Public Auto’s in the ISO Commercial Auto Manual, except for purposes of this exclusion such term shall be deemed not to include vehicles used as school or church buses.
4.    Fleets of fifty or more vehicles at the inception of or last anniversary of the Company’s Policy, whichever is later. This exclusion shall not apply to business derived from automobiles assigned risk plans (including JUAs), which meets the definition of the Cover and/or Exclusions Articles.
5.    Any transportation, including hauling and/or handling of any “Hazardous Waste” and/or “Hazardous Materials,” as these terms are defined or determined by the United States Environmental protection Agency (“EPA”) and/or the applicable equivalent of a State EPA of the state in which the insured is insured or domiciled and/or the location of the loss. This exclusion shall not be interpreted to apply to a personal auto insured who may incidentally transport motor oil, petroleum, and/or gasoline products for personal use.
6.    Vehicles used in or while practice or preparation for, a prearranged racing, speed exhibition or demolition contest.
7.    Airport service vehicles.
8.    Vehicles used on parts of airport premises to which the public does not have free vehicular access.
In the event the Company is inadvertently bound on any exclusion enumerated under this paragraph P, the reinsurance provided under this Contract shall apply until discovery by the Company of the existence of the inadvertent binding and for 30 days thereafter, and shall then cease unless, within the 30 day period, the Company has received from the Reinsurer written notice of its approval of such binding.
3.    Paragraph A. of Article 11 – Ceding Commission – is amended to read:
A.    [***]

4.    The following Paragraph B. is added to Article 11 – Ceding Commission – and all remaining paragraphs are re-alphabetized accordingly:
B.    [***]
5.    Paragraph F. of Article 13 – Definitions – is added:
F.    [***]
6.    Paragraph C. of Article 15 – Net Retained Liability – is added:
C.    It is hereby noted that the Company’s inuring Property Catastrophe Excess of Loss Reinsurance Agreement (U84F000B), effective 12:01 a.m., Standard Time, July 1, 2021 through 12:01 a.m., Standard Time, July 1, 2022, shall inure to the benefit of this Contract on a losses occurring basis.

All other terms and conditions of the Contract shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Addendum to be executed by its duly authorized representative(s)
Signed in ____Israel________ this __29__day of ____July_________, in the year of 2021____.

LEMONADE INSURANCE COMPANY

By: /s/ Daniel Schreiber    Title: President/CEO

and signed in ___Israel_________ this _29___day of ____July________, in the year of 2021__.

LEMONADE INSURANCE N.V.

By: /s/ Daniel Schreiber    Title: CEO

WHOLE ACCOUNT QUOTA SHARE REINSURANCE CONTRACT